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                                                                  EXHIBIT 10.34
















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                   STOCK PURCHASE AGREEMENT AND PLAN OF REORGANIZATION

                                 Dated February 23, 1998

                                       by and among

                                      TOP FORM, INC.,

                       TRUEVISION LASER CENTERS OF ALBUQUERQUE, INC.

                                            and

                  TRUEVISION LASER CENTERS, INC., One of Its Shareholders

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                                    TABLE OF CONTENTS



INTRODUCTION .............................................................5

RECITALS..................................................................5

ARTICLES I. PLAN OF REORGANIZATION........................................5

     1.01 Sale and Transfer of TrueVision Albuquerque Stock...............5
     1.02 Consideration...................................................5
     1.03 Assignment of Contracts and Assumption of
          Obligations.....................................................6
     1.04 Plan of Reorganization..........................................6


ARTICLE II. CLOSING.......................................................6

     2.01 Closing Date....................................................6
     2.02 Delivery........................................................6


ARTICLE III. REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS...............7

     3.01 Title to Shares.................................................7
     3.02 Authorization...................................................7


ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF TRUEVISION
ALBUQUERQUE...............................................................7

     4.01 Organization....................................................8
     4.02 Capitalization..................................................8
     4.03 TrueVision Albuquerque Subsidiaries.............................8
     4.04 Validity of Agreement...........................................8
     4.05 TrueVision Albuquerque Financial Statements.....................8
     4.06 Events Since Date of TrueVision Albuquerque Balance Sheet.......9
     4.07 Properties.....................................................11
     4.08 Accounts Receivable............................................11
     4.09 Taxes..........................................................12
     4.10 Compensation...................................................12
     4.11 Compliance with Law............................................12
     4.12 Litigation.....................................................13
     4.13 Contracts......................................................13
     4.14 Real Property..................................................14
     4.15 Proprietary Rights.............................................15

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      4.16 Toxic Wastes; Employee Safety, etc.............................15
      4.17 Insurance......................................................15
      4.18 Bank Accounts..................................................16
      4.19 No Conflict....................................................16
      4.20 No Default.....................................................16
      4.21 Certain Advances...............................................16
      4.22 Related Parties................................................17
      4.23 Copies of Certain Documents....................................17
      4.24 Underlying Documents...........................................17
      4.25 Disclosure.....................................................17
      4.26 Effect of Agreement............................................17
      4.27 Indemnification of Top Form....................................18

ARTICLE V. REPRESENTATIONS AND WARRANTIES OF TOP FORM.....................19

      5.01 Organization...................................................19
      5.02 Validity of Agreement..........................................19
      5.03 Effect of Agreement............................................19
      5.04 Top Form Corporae Documents....................................19
      5.05 Top Form Interim Finanical Statements..........................20
      5.06 Adverse Changes................................................20
      5.07 Registration of Top Form Common................................20
      5.08 Shares of Top Form Common Stock................................21
      5.09 Top Form Board Action..........................................21
      5.10 Subsequent Private Placement of Top Form Common................21
      5.11 Indemnification of TrueVision Albuquerque and
           the Shareholder................................................21

ARTICLE VI. ACCESS TO INFORMATION; CONFIDENTIALITY........................22

      6.01 Access.........................................................22
      6.02 Confidentiality................................................23

ARTICLE VII. COVENANTS OF TRUEVISION ALBUQUERQUE AND CERTAIN
SHAREHOLDERS..............................................................23

      7.01 Conduct of Business............................................23
      7.02 Notice of Certain Adverse Changes, Defaults
           or Claim.......................................................24
      7.03 Actions Requiring Consent......................................24
      7.04 Implementation of Representations and Warranties...............24
      7.05 Communications.................................................24
      7.06 Other Negotiations.............................................24
      7.07 Cooperation....................................................25


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ARTICLE VIII. COVENANTS OF TOP FORM.......................................25

      8.01 Implementation of Representations and Warranties...............25
      8.02 Communications.................................................25
      8.03 Options and Warrants...........................................25
      8.04 Additional SEC Documents.......................................26

ARTICLE IX. SECURITIES LAW MATTERS........................................26

      9.01 Securities Act Exemptions......................................26
      9.02 Stock Restrictions.............................................26
      9.03 Other Securities Qualifications................................26
      9.04 Representations of Top Form....................................26
      9.05 Legend Restrictions............................................27

ARTICLE X. CONDITIONS TO OBLIGATIONS OF THE SHAREHOLDER...................27

     10.01 Accuracy of Representations and Warranties.....................27
     10.02 Fulfillment of Covenants.......................................27
     10.03 Approval of Sale...............................................27
     10.04 No Litigation..................................................27

ARTICLE XI. CONDITIONS TO OBLIGATIONS OF TOP FORM.........................28

     11.01 Accuracy of Representations and Warranties.....................28
     11.02 Fulfillment of Covenants.......................................28
     11.03 Approval of Sale...............................................28
     11.04 Consents Obtained..............................................28
     11.05 No Litigation..................................................28
     11.06 Accountant's Review............................................28
     11.07 Accounting Treatment...........................................29
     11.08 Top Form Review................................................29
     11.09 Resignation of Directors.......................................29
     11.10 Sale of TrueVision Albuquerque Stock...........................29

ARTICLE XII. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND
     COVENANTS............................................................29

ARTICLE XIII. PAYMENT OF EXPENSES.........................................29

     13.01 Expenses.......................................................29
     13.02 Brokers........................................................30

ARTICLE XIV. GENERAL PROVISIONS...........................................30


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     14.01 Notices........................................................30
     14.02 Headings.......................................................31
     14.03 Counterparts...................................................31
     14.04 Assignment.....................................................31
     14.05 Waiver.........................................................31
     14.06 Entire Agreement...............................................31
     14.07 Good Faith.....................................................31
     14.08 Applicable Law.................................................32
     14.09 Severability...................................................32

SCHEDULE OF EXHIBITS......................................................33
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             STOCK PURCHASE AGREEMENT AND PLAN OF REORGANIZATION

     THIS STOCK PURCHASE AGREEMENT is made and entered into as of the twenty third day of February, 1998, by and among Top Form, Inc., a Delaware corporation ("Top Form"); TrueVision Laser Centers of Albuquerque, Inc., a New mexico corporation ("TrueVision Albuquerque"); and the majority shareholder of TrueVision Albuquerque, TrueVision Laser Centers, Inc., a Nevada corporation (the "Shareholder").

                              R E C I T A L S:

     A. The Shareholder is the holder of not less than eight-four percent (84%) of the outstanding voting stock of TrueVision Albuquerque (the "TrueVision Albuquerque Stock");

     B. Top Form desires to purchase from the Shareholder, and the Shareholder desires to sell to Top Form, all of the outstanding TrueVision Albuquerque Stock owned by it in exchange for Common Stock of Top Form (the "Top Form Common"), the exchange of certain warrants (the "Consultant's Warrants") issued by TrueVision Albuquerque pursuant to a consulting agreement with RB&A, Inc. (the "Consulting Agreement") and certain warrants to purchase additional Top Form Common Stock; and

     C. The parties desire to effect the transaction pursuant to plan of reorganization under Section 368(a)(1)(B), of the Internal Revenue Code of 1986, as amended (the "Code").

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree as follows:

                                  ARTICLE I.

                           PLAN OF REORGANIZATION

     1.01 SALE AND TRANSFER OF TRUEVISION ALBUQUERQUE STOCK.
Subject to the terms and conditions of this Agreement, on the Closing Date (as hereinafter defined) the Shareholder agrees to sell, and Top Form agrees to purchase, all of the shares of TrueVision Albuquerque Stock owned by the Shareholder.

     1.02 CONSIDERATION.  As payment for the TrueVision Albuquerque

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Stock, Top Form shall issue and deliver an aggregate of 18,666,667 shares of
Top Form Common, the Consultant's Warrants to purchase 4,000,000 shares of Top Form Common at an exercise price of $.09 per share, and in addition, warrants entitling the Shareholder to purchase an additional 18,666,667 shares of Top Form Common at various exercise prices as set forth on
Exhibit 1.02 hereto ("Top Form Warrants"), which shall be delivered to the Shareholder. The Top Form warrants shall be exercisable for a term of one year from the date they are granted by Top Form and shall include customary terms and conditions.

     1.03 ASSIGNMENT OF CONTRACTS AND ASSUMPTION OF OBLIGATIONS. As additional consideration for the consummation of the transactions contemplated by this Agreement, Top Form shall assume TrueVision Albuquerque's obligation to perform up to fifty (50) laser correction surgical procedures (the "TrueVision Surgeries") which have been granted to certain shareholders of TrueVision Albuquerque's parent corporation, TrueVision Laser Centers, Inc. ("TrueVision" or "Shareholder"). The indebtedness which exists as of the Closing Date between TrueVision Albuquerque and TrueVision shall be reduced by the sum of $1,000 for each TrueVision Surgery performed by Top Form in accordance with this provision up to a maximum amount of $50,000 of such indebtedness. Top Form further agrees to cause to be paid to TrueVision, on behalf of TrueVision Albuquerque, from the net proceeds of the offering of Top Form's Common Stock (as defined in Section 5.10 hereof), the sum of $125,000 towards the balance of the indebtedness existing as of the Closing Date between TrueVision and TrueVision Albuquerque.

     1.04 PLAN OF REORGANIZATION. The parties hereby adopt this Agreement as a plan of reorganization under Section 368(a)(1)(B) of the Code.

                                  ARTICLE II.

                                    CLOSING

     2.01 CLOSING DATE. The Closing of the purchase and sale of the TrueVision Albuquerque Stock hereunder (the "Closing") shall be held at the offices of TrueVision Albuquerque at 1:00 p.m. on March 31, 1998, or at such other time and place upon which Top Form and TrueVision Albuquerque may agree in writing (the "Closing Date"); provided, however, that any agreement postponing the


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Closing Date beyond March 31, 1998 shall also require the consent of all the parties hereto.

      2.02 DELIVERY. At the Closing, the Shareholder shall deliver to Top Form a stock certificate or certificates, duly endorsed with signatures guaranteed, representing the shares of TrueVision Albuquerque Stock to be purchased from such Shareholder and totaling an aggregate of eighty-four thousand (84,000) shares, and the Consultant's Warrant to purchase 18,000 shares of TrueVision Albuquerque Stock duly endorsed with appropriate signature guarantees for transfer. Upon receipt of the stock certificate or stock certificates and Consultant's Warrant referenced in the preceding sentence, Top Form shall issue and deliver to the Shareholder an aggregate of 18,666,667 shares and Warrants to purchase an aggregate of 18,666,667 shares of Top Form, and shall deliver a warrant in exchange for the Consultant's Warrant to acquire 4,000,000 shares of Top Form at $0.09 per share on substantially the same terms and conditions as are recited in the Consultant's Warrant.


                                  ARTICLE III.

           REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS AND HOLDER OF
                              CONSULTANT'S WARRANT

      The Shareholder and the holder of the Consultant's Warrant each represent and warrant to Top Form as set forth below that:

      3.01 TITLE TO SHARES. Each of them is the owner, beneficially and of record, of either the shares of TrueVision Albuquerque Stock or the Consultant's Warrant to be sold by such Shareholder or Warrant Holder hereunder, free and clear of any liens, encumbrances, security agreements,
options, claims, charges or restrictions of any nature whatsoever.   Further,
that such Shareholder shall cause its shareholders to vote in favor of the consummation of the transactions contemplated by this Agreement, at any meeting of such Shareholder which may be required hereunder.

      3.02 AUTHORIZATION. Such Shareholder has the full power and authority to execute and deliver this Agreement and to execute and deliver the Consulting Agreement as a part hereof. This Agreement constitutes the valid and binding obligation of such Shareholder, enforceable in accordance with its terms, except as enforcement


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may be limited by applicable bankruptcy laws or other similar laws affecting creditors' rights generally and by principles of equity.


                                 ARTICLE IV.

                   JOINT REPRESENTATIONS AND WARRANTIES OF
                  TRUEVISION ALBUQUERQUE AND THE SHAREHOLDER

      Subject to and except for the information which is set forth in a list of exceptions, identified by the Section in this Article to which they pertain, and contained in a schedule delivered to Top Form prior to the execution of this Agreement and signed for identification on behalf of Top Form and TrueVision Albuquerque (the "TrueVision Albuquerque Schedule"), TrueVision Albuquerque and the Shareholder represents and warrants to Top Form that;

      4.01 ORGANIZATION. TrueVision Albuquerque is a corporation duly organized, validly existing and in good standing under the laws of the State of New Mexico, and has full corporate power and authority to carry on its business as it is now being conducted. TrueVision Albuquerque is duly qualified to do business and is in good standing in each jurisdiction in which the nature of its business or properties make such qualification necessary, except where the failure to be so qualified will not have a material adverse effect on TrueVision Albuquerque.

      4.02 CAPITALIZATION. The authorized capital stock of TrueVision Albuquerque consists of 100,000 shares of Common Stock all of which is issued and outstanding. All such outstanding shares have been duly authorized, are validly issued, fully paid and non-assessable and not subject to preemptive rights created by statute, TrueVision Albuquerque's Articles of Incorporation or Bylaws or any agreement to which TrueVision Albuquerque is a party or by which it is bound. All such outstanding shares have been issued in accordance with all applicable state and federal securities laws. Except as set forth herein, and except as required by the Consulting Agreement and Consultant's Warrant, there are no options, warrants, calls, rights, commitments or agreements of any character to which TrueVision Albuquerque is a party or by which it is bound obligating TrueVision Albuquerque to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of its capital stock or obligating TrueVision Albuquerque to grant, extend or enter into any such option, warrant, call, right, commitment or agreement.
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     4.03 TRUEVISION ALBUQUERQUE SUBSIDIARIES.  TrueVision Albuquerque owns no shares of capital stock directly or indirectly, of any other corporation, partnership or joint venture interest.

     4.04 VALIDITY OF AGREEMENT. TrueVision Albuquerque and the Shareholder have full corporate power and authority to execute and deliver this Agreement. This Agreement constitutes the valid and binding obligation of TrueVision Albuquerque, enforceable in accordance with its terms, except as enforcement may be limited by applicable bankruptcy laws or other similar laws affecting creditors' rights generally and by principles of equity. The execution and delivery of this Agreement by TrueVision Albuquerque, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action, and such execution and delivery do not require the consent, approval or authorization of any person, public authority or other entity.

     4.05 TRUEVISION ALBUQUERQUE FINANCIAL STATEMENTS. TrueVision Albuquerque has furnished to Top Form true and correct copies of its unaudited consolidated statements of operations, statements of shareholders' equity and statements of changes in financial condition for its fiscal year ended September 30, 1997, and for the interim period from October 1, 1997 to January 31,1998, and TrueVision Albuquerque's unaudited consolidated balance sheets as of the end of each such fiscal period (the balance sheet as of September 30, 1997, and as of January 31, 1998, hereinafter referred to as the "TrueVision Albuquerque Balance Sheets", and all such financial statements, together with the notes thereto, being hereinafter referred to collectively as the "TrueVision Albuquerque Financial"). All of the TrueVision Albuquerque Financials: (i) are in accordance with TrueVision Albuquerque's books and records; (ii) present fairly the financial position of TrueVision Albuquerque and the results of its operations as of the respective dates and for the periods indicated thereon (subject to normal audit adjustments); and (iii) have been prepared in accordance with generally accepted accounting principles, applied on a consistent basis. At the date of the TrueVision Albuquerque Balance Sheets, TrueVision Albuquerque had no material liabilities or obligations, fixed, contingent or otherwise, not set forth on or reserved against in the TrueVision Albuquerque Financials, or the accompanying notes thereto, or in the TrueVision Albuquerque Schedule. For purposes of this Agreement, "materiality" shall mean amounts in excess of $10,000 either individually or in the aggregate.

     4.06 EVENTS SINCE DATE OF TRUEVISION ALBUQUERQUE BALANCE SHEETS. Since the date of the TrueVision Albuquerque Balance Sheet, except as otherwise contemplated by this Agreement, and except as described in the TrueVision Albuquerque Schedule, TrueVision Albuquerque has conducted its business only in the ordinary and usual course and, without: (i) limiting the generality of the foregoing

           (a) TrueVision Albuquerque has not sustained any damage, destruction or loss by reason of fire, explosion, earthquake, casualty, labor trouble, requisition or taking of property by any government or agency thereof, windstorm, embargo, riot, act of God or public enemy, flood, accident, revocation of license or right to do business, total or partial termination, suspension, default or modification of contracts, governmental restriction or regulation, other calamity, or other similar or dissimilar event (whether or not covered by insurance) materially and adversely affecting the condition (financial or otherwise), business, net worth, assets, properties or operations of TrueVision Albuquerque taken as a whole.

           (b) There have been no changes in the condition (financial or otherwise), business, net worth, assets, properties, operations, obligations or liabilities (fixed or contingent) of TrueVision Albuquerque which, in the aggregate, have had or may be reasonably expected to have (whether before or after the Closing Date) a materially adverse effect on the condition (financial or otherwise), business, net, worth, assets, properties or operations of TrueVision Albuquerque as a whole.

           (c) Except with respect to the Consultant's Warrants, TrueVision Albuquerque has not issued, or authorized for issuance, any equity security, bond, note or other security or granted, or entered into, any commitment or obligation to issue or sell any such equity security, bond, note or other security, whether pursuant to offers, stock option agreements, stock bonus agreements, stock purchase plans, incentive compensation plans, warrants, calls, conversion rights or otherwise.

           (d) Except with respect to those obligations contained in the Consulting Agreement, TrueVision Albuquerque has not incurred additional debt for borrowed money, nor incurred any obligation or liability (fixed, contingent or otherwise) except in the ordinary and usual course of business.

           (e) TrueVision Albuquerque has not declared or made any dividend, payment or other distribution on or with respect to any share of its capital stock.

           (f) TrueVision Albuquerque has not purchased, redeemed or otherwise acquired or committed itself to acquire for a consideration, directly or indirectly, any share or shares of its capital stock.

           (g) TrueVision Albuquerque has not mortgaged, pledged, otherwise encumbered or subjected to lien any of its assets or properties, tangible or intangible, nor committed itself to do any of the foregoing, except for liens for current taxes which are not yet due and payable and purchase money liens arising out of the purchase or sale of products or service made in the ordinary and usual course of business.

           (h) TrueVision Albuquerque has not disposed of, or agreed to dispose of, any asset or property, tangible or intangible, except in the ordinary and usual course of business, and in each case for a consideration at least equal to the fair value of such asset or property, nor leased or licensed to others (including officers and directors), or agreed to lease or license, any asset or property.

           (i) TrueVision Albuquerque has not purchased or agreed to purchase or otherwise acquire any debt or equity securities of any corporation, partnership, joint ventures, firm or other entity.

           (j) Except with respect to those obligations contained in the Consulting Agreement, TrueVision Albuquerque has not entered into any transaction or contract, or made any commitment to do the same, except in the ordinary and usual course of business and not involving an amount in any case in excess of $10,000 nor waived any right of substantial value or cancelled any debt or claim or voluntarily suffered any extraordinary loss.

           (k) TrueVision Albuquerque has not sold, assigned, transferred or conveyed, or committed itself to sell, assign, transfer or convey, any Proprietary Right (as defined in Section 4.15).

           (l) TrueVision Albuquerque has not effected or agreed to any amendment or supplement to any employee profit sharing, stock option, stock purchase, pension, bonus, incentive, retirement, medical reimbursement, life insurance, deferred compensation or any other employee benefit plan or arrangement.

            (m) TrueVision Albuquerque has not effected or agreed to effect any change in its directors or executive management.

            (n) TrueVision Albuquerque has not effected or committed itself to effect any amendment or modification to its Articles of Incorporation or Bylaws.

     4.07 PROPERTIES. The TrueVision Albuquerque Balance Sheets reflects all of the assets and properties, real and personal, used by TrueVision Albuquerque in its business or otherwise held by it, except for: (i) property acquired or disposed of in the ordinary and usual course of business since the date of such balance sheet; and (ii) property not required under generally accepted accounting principles to be reflected thereon. Except as set forth in the TrueVision Albuquerque Schedule, TrueVision Albuquerque has good and marketable title to all assets and properties listed on the TrueVision Albuquerque Balance Sheet and thereafter acquired, free and clear of any imperfections of title, lien, claim, encumbrance, restriction, charge or equity of any nature whatsoever, except for the lien of current taxes not yet due and payable. All of the fixed assets and properties listed on the TrueVision Albuquerque Balance Sheet and thereafter acquired are in good operating condition and are free from any material defect.

     4.08 ACCOUNTS RECEIVABLE. All of the accounts receivable of TrueVision Albuquerque shown on the TrueVision Albuquerque Balance Sheet or thereafter acquired arose and are collectible in the ordinary and usual course of TrueVision Albuquerque's business, except that the value of any account receivable the collection of which is doubtful or which is subject to a defense or set-off has been written down to an amount not in excess of realizable market value or adequate reserves or allowances therefor have been provided. The values at which accounts receivable are carried reflect the accounts receivable valuation policy of TrueVision Albuquerque, which is consistent with its past practice and in accordance with generally accepted accounting principles applied on a consistent basis.

      4.09 TAXES. TrueVision Albuquerque has duly filed with the appropriate United States, state, local and foreign governmental agencies, all tax returns and reports required to be filed and, and except with respect to state sales taxes due to the New Mexico Department of Revenue in the approximate sum of $50,000, has paid or accrued in full all taxes, interest, penalties, assessments or deficiencies, if any, due to, or claimed to be due by, any taxing authority. The TrueVision Albuquerque Balance Sheet includes adequate provision for all such taxes, interest, penalties, assessments or
deficiencies, if any, through the date indicated thereon.   TrueVision
Albuquerque has not executed or filed with any taxing authority any agreement extending the period for assessment or collection of any taxes. TrueVision Albuquerque is not a party to any pending action or proceeding, nor, to the best of its knowledge, is any such action or proceeding threatened by any governmental authority for the assessment or collection of taxes, interest, penalties, assessments or deficiencies, and no claim for assessment or collection of taxes, interest, penalties, assessments or deficiencies has been asserted against it. No issue has been raised by any federal, state, local, or foreign taxing authority in connection with an audit or examination of TrueVision Albuquerque's tax returns, business or properties which has not been settled or resolved.

      4.10 COMPENSATION. The TrueVision Albuquerque Schedule contains a full and complete list of all persons who served as directors, officers, employees or consultants of TrueVision Albuquerque at January 31, 1998, specifying their names and job designations, the annual compensation paid or payable to such persons and the basis of such compensation, whether fixed or commission or a combination thereof. Except as otherwise disclosed in the TrueVision Albuquerque Schedule, since January 31, 1998, there has been no material change in compensation, by means of wages, salaries, bonuses, gratuities or otherwise, to any such director, officer, employee or consultant of TrueVision Albuquerque.

      4.11 COMPLIANCE WITH LAW. Except for possible minor exceptions, the curing or non-curing of which would not have a material effect on the condition (financial or otherwise), business, net worth, assets, properties, or operations of TrueVision Albuquerque has been conducted in accordance with all applicable laws, regulations, orders and other requirements of governmental authorities, including, without limiting the generality of the foregoing, all laws, regulations and orders relating to employment practices and procedures and the health and safety of employees. TrueVision Albuquerque has not received any notice of alleged violations of any of the foregoing.

      4.12 LITIGATION. Except as set forth in the TrueVision Albuquerque Schedule, there is no claim, dispute, action, proceeding, suit, appeal or investigation, at law or in equity, pending against TrueVision Albuquerque or involving any of its business or properties, before any court, agency, authority, arbitration panel or other tribunal, and, to the best knowledge of TrueVision Albuquerque and the Shareholder, none has been threatened. To the best knowledge of TrueVision Albuquerque and the Shareholder, there are no facts which, if known to shareholders, customers, governmental authorities or other persons, would result in any such claim, dispute, action, proceeding, suit, appeal or investigation which would have a material adverse effect on the condition (financial or otherwise), business, net worth, assets, properties or operations of TrueVision Albuquerque Schedule. TrueVision Albuquerque is not subject to any order, writ, injunction or decree of any court, agency, authority, arbitration panel or other tribunal, or in default with respect to any notice, order, writ, injunction or decree.

      4.13 CONTRACTS. The TrueVision Albuquerque Schedule contains a full and complete list (subject in the case of clause (i) below to the dollar amount indicated therein) of each partially or totally executory contract or agreement to which TrueVision Albuquerque is a party, or by which it is bound in any respect, including, without limitation, any and all: (i) contracts or agreements for the purchase, sale, lease or other disposition of equipment, goods, materials, research and development, supplies, studies, or capital assets, or for the performance of services, in any case involving more than $10,000, except that such limitation as to dollar amount shall not apply as to any contracts or agreements covered by Section 4.22; (ii) contracts or agreements for the joint performance of work or services, and all other joint venture or teaming agreements, (iii) management or employment contracts, consulting contracts, collective bargaining contracts or termination and severance agreements; (iv) notes, mortgages, deeds of trues, loan agreements, security agreements, guarantees, debentures, indentures, credit agreements and other evidences of indebtedness; (v) pension, retirement, profit sharing, deferred compensation, bonus, incentive, life insurance, hospitalization, or other employee benefit plans or arrangements (including, without limitation, any contracts or agreements with trustees, insurance companies or others relating to any such employee benefit plan or arrangement); (vi) stock option, stock purchase, warrant, repurchase or other contracts or agreements relating to any shares of capital stock; (vii) contracts or agreements with agents, brokers, consignees, sales representatives or distributors; (viii) contracts or agreements with any director, officer, employee, consultant or shareholder; (ix) powers of attorney or similar authorizations granted to third parties; and (x) licenses, sublicensees, royalty agreements, and other contracts or agreements to which TrueVision Albuquerque is a party, or otherwise subject, relating to technical assistance or to Proprietary Rights (as defined in Section 4.15). Except with respect to the Consulting Agreement and to the extent specifically described in the TrueVision Albuquerque Schedule, TrueVision Albuquerque is not a party to, nor bound by, any contract or agreement which: (A) TrueVision Albuquerque can reasonably foresee will result in any material loss upon the performance thereof (including any material liability for penalties or damages, whether liquidated, direct, indirect, incidental or consequential, or down time charges); and (B) is not reflected or adequately reserved against on the TrueVision Albuquerque Balance Sheets. No party has raised any claim, dispute or controversy or withheld payments from TrueVision Albuquerque with respect to any of its contracts nor has TrueVision Albuquerque received notice or warning of alleged nonperformance, delay in delivery or other noncompliance with respect to the obligations of TrueVision Albuquerque under any of its contracts, nor are there any facts which exist indicating that any of such contracts may be totally or partially terminated or suspended by the other party thereto. TrueVision Albuquerque has not entered into any contract or agreement containing covenants limiting its right to compete in any business with any person. As used in this Agreement, the terms "contract" and "agreement" mean and include every contract, agreement and commitment whether written or oral.

     4.14 REAL PROPERTY. The TrueVision Albuquerque Schedule contains a full and complete list of all real property leased by TrueVision Albuquerque. All such property is held under valid and enforceable leases, copies of which have been delivered to Top Form and as to which neither party to the lease is in material default. TrueVision Albuquerque does not own any real property in fee simple. To the best knowledge of TrueVision

Albuquerque, the operations of TrueVision Albuquerque on any of such real property, nor any improvement thereon, violate any applicable building code, zoning requirement, or pollution control ordinance or any other regulation or statute applicable to such real property.

     4.15 PROPRIETARY RIGHTS. The TrueVision Albuquerque Schedule contains a full and complete list of all trademarks, trade names, service marks, and copyrights, or applications therefor, owned or used by TrueVision Albuquerque. TrueVision Albuquerque owns, or possesses adequate licenses or other rights to use, all trademarks, trademark applications, service marks, trade names, copyrights, inventions, drawings, computer software, designs, trade secrets, customer lists, proprietary know-how or information, or other rights with respect thereto (collectively referred to as "Proprietary Rights") required for or incident to the operation, sale and use of all products and services sold or provided by TrueVision Albuquerque, free and clear of any right, lien, encumbrance or claim of others, including without limitation present or former employees of TrueVision Albuquerque or their former employers; provided, however, that the possibility exists that other persons, completely independent of TrueVision Albuquerque or its employees or agents, could have developed trade secrets, customer information or items of technical information similar or identical trade secrets or technical information. TrueVision Albuquerque has taken reasonable security measures to protect the secrecy and confidentiality of such of its Proprietary Rights, the value of which depends upon such secrecy and confidentiality.

     4.16 TOXIC WASTES; EMPLOYEE SAFETY ETC. To the best of its knowledge, TrueVision Albuquerque makes adequate provision for the control, removal, disposal and storage of all toxic wastes, if any, generated by its business operations. TrueVision Albuquerque is not presently in violation of any federal or state law, regulation, ordinance, or the like governing protection of the environment and human health and safety regarding toxic wastes. TrueVision Albuquerque is not presently in violation of any provision of OSHA or any regulation promulgated thereunder. No action, proceeding, claim, suit or the like is pending or has been threatened against by any government agency or any person with respect to toxic wastes, occupational health and safety or environmental damage, nor is TrueVision Albuquerque aware of any potential claims concerning any such matters.

     4.17 INSURANCE. The TrueVision Albuquerque Schedule contains a full and complete list of all policies of insurance to which TrueVision Albuquerque is a party or is a beneficiary or named insured, and TrueVision Albuquerque has in full force and effect, with all premiums due thereon paid, the policies of insurance set forth therein. All the insurable properties of TrueVision Albuquerque are insured in amounts and coverage and against risks and losses which are adequate and usual for similar properties and businesses.

     4.18 BANK ACCOUNTS. The TrueVision Albuquerque Schedule contains a full and complete list of all the bank accounts of TrueVision Albuquerque together with the names of the persons authorized to draw thereon. All cash in such accounts is held in demand deposits and is not subject to any restriction or limitation as to withdrawal.

     4.19 NO CONFLICT. The execution and delivery of this Agreement by TrueVision Albuquerque and the performance of its obligations hereunder:
(i) are not in violation or breach of, and will not conflict with or constitute a default under, any of the terms of its Articles of Incorporation or Bylaws, or any note, debt instrument, security agreement, lease, deed of trust or mortgage, or any other contract, agreement or commitment binding upon TrueVision Albuquerque or any of its assets or properties; (ii) will not result in the creation or imposition of any lien, encumbrance, equity or restriction in favor of any third party upon any of its assets or properties; and (iii) will not conflict with or violate any applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over TrueVision Albuquerque or any of its assets or properties. The TrueVision Albuquerque Schedule contains a full and complete list of all necessary consents, waivers and approvals of third parties required to be obtained by TrueVision Albuquerque in connection with the execution and delivery of this Agreement by TrueVision Albuquerque and the performance of its obligations hereunder.

     4.20 NO DEFAULT. TrueVision Albuquerque has in all respects performed, or is now performing, the obligations of, and is not in material default (and would not by the lapse of time and/or the giving of notice be in material default) in respect of, any note, debt instrument, "security agreement, option to purchase, lease, deed of trust or mortgage, or any other material contract, agreement or commitment binding upon it or its assets or properties. Each of the material contracts, agreements or other instruments described on the TrueVision Albuquerque Schedule is a legal, binding, and enforceable obligation by or against it. To the best knowledge of TrueVision Albuquerque, no party with whom it has an agreement or contract, which is of material importance to the condition (financial or otherwise), business, net worth, assets, properties, or operations of TrueVision Albuquerque taken as a whole, is in default thereunder or has breached any terms of provisions thereof in a material way.

     4.21 CERTAIN ADVANCES. There are no receivables of TrueVision Albuquerque owing by directors, officers, employees, consultants or its shareholders, or owing by any affiliate of any director or officer of TrueVision Albuquerque, other than advances in the ordinary and usual course of business to officers and employees for reimbursable business expenses.

     4.22 RELATED PARTIES. No officer or director of TrueVision Albuquerque, or any affiliate of any such person, has, either directly or indirectly:
(i) an interest in any corporation, partnership, firm or other person or entity which furnishes or sells products or services which are similar to those furnished or sold by TrueVision Albuquerque; or (ii) a beneficial interest in any contract or agreement to which TrueVision Albuquerque is a party or by which TrueVision Albuquerque may be bound. For purposes of this
Section 4.22, there shall be disregarded any interest which arises solely from the ownership of less than a one (1) percent equity interest in a corporation whose stock is regularly traded on any national securities exchange or in the over-the-counter market.

     4.23 COPIES OF CERTAIN DOCUMENTS. The TrueVision Albuquerque Schedule contains true and complete copies of: (i) its currently effective Articles of Incorporation, certified by the Secretary of State of New Mexico; (ii) its currently effective Bylaws, certified by the Secretary of TrueVision Albuquerque; and (iii) all federal and other tax returns filed by TrueVision Albuquerque since its inception.

     4.24 UNDERLYING DOCUMENTS. All underlying documents listed or described in the TrueVision Albuquerque Schedule have heretofore been furnished to Top Form. All such documents furnished to Top Form are true and correct copies, and there are no amendments or modifications thereto, except as expressly noted in the TrueVision Albuquerque Schedule. The minute books of TrueVision Albuquerque contain full, complete and accurate records of all meetings and other corporate actions taken by the directors and shareholders of TrueVision Albuquerque, and Top Form has heretofore been furnished true and correct copies of all documents and records contained in said minute books.

     4.25 DISCLOSURE. Neither this Agreement, the TrueVision Albuquerque Schedule, nor any other written statement or certificate furnished by TrueVision Albuquerque or the Shareholders to Top Form in connection with the transactions contemplated hereby, when taken together, contain any untrue statement of a material fact or omit to state any material fact necessary to make any statement, in light of the circumstances under which such statement is made, not misleading.

     4.26 EFFECT OF AGREEMENT. The execution, delivery and performance by the Shareholder and by TrueVision Albuquerque of this Agreement, and the consummation of the transactions herein contemplated, will not conflict with, or result in a breach of the terms of, or constitute a default under or violation of, any law or regulation of any governmental authority or any provision of the Articles of Incorporation or Bylaws of either, or any agreement or instrument to which the Shareholder or TrueVision Albuquerque is a party or by which they are bound or to which they are subject. No consent of any person not a party to this Agreement and no consent of any governmental authority is required to be obtained on the part of the Shareholder or TrueVision Albuquerque to permit the consummation of the transactions contemplated by this Agreement, which consents will not have been received before the Closing Date.

     4.27 INDEMNIFICATION OF TOP FORM. TrueVision Albuquerque and the Shareholder, agree, jointly and severally, to indemnify, defend and hold Top Form, its officers, directors, employees and attorneys (all such persons and entities being collectively referred to as the "Top Form Group"), harmless from and against any and all losses, damages, costs and expense herein called a "Loss"), which they or any member of the Top Form Group may at any time sustain or incur by reason of: (i) any inaccuracy or breach of any of the representations, warranties or covenants of TrueVision Albuquerque or the Shareholder contained herein or in any certificate delivered pursuant hereto, or (ii) any claim or claims whether or not presently known to the Top Form Group, which arise in connection with the operation of the business of TrueVision Albuquerque, where the event which gives rise to such claim occurred prior to the date of this Agreement, or
(iii) any claim or claims arising out of the failure of TrueVision Albuquerque or the Shareholder to discharge any of their obligations pursuant to this Agreement. In any action in respect of which indemnity may be sought hereunder by a party hereto shall be brought against such party, the other party shall be entitled to participate in the defense thereof at its own expense and to settle any such action on such terms as it shall see fit so long as the party entitled to indemnification hereunder shall be released from any liability by reason of such settlement. In such event, the party required to provide indemnification shall receive full cooperation and access to all relevant and non-privileged records. The indemnification provisions of this Section shall not be deemed exclusive and shall not prejudice any other rights or remedies, at law or in equity, of any party under this Agreement with respect to any matter relating to the terms, provisions, covenants or conditions of this Agreement or any transaction contemplated hereby.


                                  ARTICLE V.

                    REPRESENTATIONS AND WARRANTIES OF TOP FORM


     Top Form represents and warrants to TrueVision Albuquerque and the Shareholder that:

     5.01 ORGANIZATION. Top Form is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now being conducted.

     5.02 VALIDITY OF AGREEMENT. Top Form has full corporate power and authority to execute and deliver this Agreement. This Agreement constitutes the valid and binding obligation of Top

Form, enforceable in accordance with its terms, except as enforcement may be limited by applicable bankruptcy laws or other similar laws affecting creditors' rights generally and by principles of equity. The execution and delivery of this Agreement by Top Form, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action, and such execution and delivery do not require the consent, approval or authorization of any person, public authority or other entity.

     5.03 EFFECT OF AGREEMENT. The execution, delivery and performance by Top Form of this Agreement, and the consummation of the transactions herein contemplated, will not conflict with, or result in a breach of the terms of, or constitute a default under or violation of, any law or regulation of any governmental authority or any provision of the Articles of Incorporation or Bylaws of Top Form, or any agreement or instrument to which Top Form is a party or by which it is bound or to which it is subject. No consent of any person not a party to this Agreement and no consent of any governmental authority is required to be obtained on the part of Top Form to permit the consummation of the transactions contemplated by this Agreement, which consent will not have been received before the Closing Date.

     5.04 TOP FORM CORPORATE DOCUMENTS. Top Form has furnished to TrueVision Albuquerque, and to the Shareholder, true and complete copies of all corporate documents (other than preliminary drafts of material) that Top Form has filed with any federal, state or local governmental agency during the last five (5) year time period, (the "Top Form Documents"). As of their respective filing dates (except as thereafter amended) the Top Form Documents complied in all material respects with applicable law. The financial statements of Top Form which have been furnished to TrueVision Albuquerque the "Top Form Financials") comply as to form in all material respects with applicable, accounting requirements and with the published rules and regulations of the Securities and Exchange Commission ("SEC") with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by the rules and regulations of the SEC) and fairly present the consolidated financial position of Top Form as at the dates thereof and the results of its operations and changes in financial position for the periods then ended (subject in the case of unaudited statements, to normal recurring audit adjustments).

     5.05 TOP FORM INTERIM FINANCIAL STATEMENTS. Top Form has also furnished to TrueVision Albuquerque and the Shareholder copies of preliminary financial information for the current month period ended January 31, 1998 (the "Interim Financials"). The Interim Financials are preliminary in nature and are subject to review and revision by management, as well as to normal recurring audit adjustments.

     5.06 ADVERSE CHANGES. Except as disclosed in the Top Form Documents or in the Interim Financials in the form delivered hereunder, or except as contemplated by this Agreement, or on account of the transactions contemplated hereby, since December 31, 1997, there has not been any material adverse change in the results of operations, financial condition, assets or business of Top Form taken as a whole (other than on account of matters which affect generally the economy or the industries in which Top Form is engaged).

     5.07 REGISTRATION OF TOP FORM COMMON. For a period of two years from and after the Closing Date, Top Form shall use its best efforts to: (i) file an effective registration statement with the SEC registering all Top Form Common on Form 10 as permitted by the Securities Exchange Act of 1934, as amended ("Exchange Act"), and to continue to file periodic reports with the SEC as required by the Exchange Act; (ii) register for resale pursuant to the Securities Act of 1933, as amended (the "Securities Act") and applicable state securities laws, up to twenty percent (20%) of the Top Form Common received by the Shareholder, on a prorata basis, in this transaction (hereafter referred to as the "Registration Rights"); and (iii) conduct an initial public offering of its shares of Common Stock in accordance with the Securities Act. The Registration Rights shall be subject to approval by any managing underwriter that Top Form may engage with respect to the public offering of its shares in accordance with an effective registration statement filed pursuant to the Securities Act.

     5.08 SHARES OF TOP FORM STOCK. The shares of Top Form Common will, when issued and delivered in accordance with this Agreement, be duly and validly authorized and issued, fully paid and non-assessable.

     5.09 TOP FORM BOARD ACTION. Effective at the Closing Date: (i) Top Form's board of directors ("Top Form Board") shall appoint no less than five additional directors at least three of whom shall be nominated by TrueVision Albuquerque, and the remaining two directors shall be "independent directors, to serve on the Top Form Board for a period of no less than one year from and after the Closing Date; (ii) shall approve and implement a resolution of the Top Form Board issuing to all shareholders of Top Form as of the Closing Date, warrants to purchase up to 1,075,000 shares of Top Form common stock on the same terms, conditions and exercise price as the Top Form Warrants;
(iii) the Top Form Board shall take such other and further corporate action as required to carry out the terms and conditions of this Agreement, and effect the deliveries and obligations of this Agreement, and effect the deliveries and obligations created hereunder. At the conclusion of the Closing and after all deliveries contemplated hereunder have been satisfied, Top Form's current directors, Will Noyes and Daniel Noyes shall resign as directors.

     5.10 SUBSEQUENT PRIVATE PLACEMENT OF TOP FORM COMMON. Within sixty (60) days after the Closing Date, Top Form shall cause to offer for sale, pursuant to applicable exemptions from registration permitted under Regulation D promulgated under the Securities Act and under applicable state securities exemptions, additional shares of Top Form common stock to accredited investors, in order to raise a maximum of $3,000,000 in equity capital, upon terms and conditions to be approved by the Top Form Board.

     5.11 INDEMNIFICATION OF TRUEVISION ALBUQUERQUE AND THE SHAREHOLDER. Top Form agrees to indemnify, defend and hold TrueVision Albuquerque, the Shareholder, their respective officers, directors, employees and attorneys (all such persons and entities being collectively referred to as the "TrueVision Group"), harmless from and against any and all losses, damages, costs and expenses, including attorneys' fees (any such loss, damage, cost or expense herein called a "Loss"), which they or any member of the Truevision Group may at any time sustain or incur by reason of: (i) any inaccuracy or breach of any of the representations, warranties or covenants of Top Form contained herein or in any certificate delivered pursuant hereto, or (ii) any claim or claims whether or not presently known to the Top Form Group, which arise in connection with the operation of the business of Top Form, where the event which gives rise to such claim occurred prior to the date of this Agreement, or (iii) any claim or claims arising out of the failure of Top Form to discharge any of its obligations pursuant to this Agreement. In any action in respect of which indemnity may be sought hereunder by a party hereto shall be brought against such party, the other party shall be entitled to participate in the defense thereof at its own expense and to settle any such action on such terms as it shall see fit so long as the party entitled to indemnification hereunder shall be released from any liability by reason of such settlement. In such event, the party required to provide indemnification shall receive full cooperation and access to all relevant and non-privileged records. The indemnification provisions of this Section shall not be deemed exclusive and shall not prejudice any other rights or remedies, at law or in equity, of any party under this Agreement with respect to any matter relating to the terms, provisions, covenants or conditions of this Agreement or any transaction contemplated hereby.

                                  ARTICLE VI.

                    ACCESS TO INFORMATION: CONFIDENTIALITY

     6.01 ACCESS.

          (a) Prior to the Closing Date, TrueVision Albuquerque shall afford representatives of Top Form reasonable access to the officers and personnel of TrueVision Albuquerque and to such of its financial, contractual and other records as shall be reasonably necessary for Top Form's investigation of TrueVision Albuquerque and its business and operations.

          (b) Prior to the Closing Date, Top Form shall afford representatives of TrueVision Albuquerque reasonable access to the officers and personnel of Top Form and to such of their financial, contractual and other records as shall be reasonably necessary for TrueVision Albuquerque's investigation of Top Form and its business and operations.

          (c) Top Form shall make available to the Shareholder the opportunity to ask questions of and receive answers from appropriate officers or representatives of Top Form concerning the terms and conditions of the transactions contemplated by this Agreement and to obtain any additional information which Top Form possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information furnished to the Shareholder hereunder.

     6.02 CONFIDENTIALITY.

          (a) No information concerning TrueVision Albuquerque not previously disclosed to the public or in the public domain which is contained herein or in the TrueVision Albuquerque Schedule, or which shall have been furnished to or obtained by Top Form as provided in Section 6.01(a), shall be disclosed to any person other than Top Form's employees, legal counsel, financial advisers, or accountants in confidence, or used for any purpose other than as contemplated herein. In the event that the purchase and sale of the TrueVision Albuquerque Stock shall not be consummated, Top Form shall return to TrueVision Albuquerque all such information in its possession which is in written form.

          (b) No information concerning Top Form not previously disclosed to the public or in the public domain which is contained herein or which shall have been furnished to or obtained by TrueVision Albuquerque or any Shareholder as provided in Section 6.01(b) or 6.01(c), shall be disclosed by them to any person other than their respective employees, legal counsel, financial advisors, or accountants in confidence, or used for any purpose other than as contemplated herein. In the event that the purchase and sale of the TrueVision Albuquerque Stock shall not be consummated, each such person shall return to Top Form all such information in their possession which is in written form.

                                 ARTICLE VII.

            COVENANTS OF TRUEVISION ALBUQUERQUE AND THE SHAREHOLDER

     TrueVision Albuquerque and the Shareholder hereby jointly and severally covenant:

     7.01 CONDUCT OF BUSINESS. From and after the execution and delivery of this Agreement and until the Closing Date or the termination of this Agreement, whichever shall first occur: (i) TrueVision Albuquerque shall not engage in any activities or transactions which shall be outside the ordinary course of its business without the prior written consent of Top Form, which consent shall not be unreasonably withheld; (ii) such persons will use their best efforts to preserve the existing licenses, franchises, rights and privileges pertinent to the business and operations of TrueVision Albuquerque; and (iii) such persons will use their best efforts to preserve intact the business organization of TrueVision Albuquerque and to preserve its goodwill and relationships with its suppliers, customers, employees and others with whom it deals.

     7.02 NOTICE OF CERTAIN ADVERSE CHANGES, DEFAULTS OR CLAIMS. TrueVision Albuquerque shall give prompt notice to Top Form of any material adverse change to the properties or business of TrueVision Albuquerque, or any notice of default received by it, subsequent to the date of this Agreement and prior to the Closing Date, under any instrument or agreement to which TrueVision Albuquerque is a party or by which any of its property is bound, or of the assertion of any claim which, if upheld, would render inaccurate any representation contained herein.

     7.03 ACTIONS REQUIRING CONSENT. Between the date hereof and the Closing Date or, the termination of this Agreement, whichever shall first occur, TrueVision Albuquerque shall not, without the prior written consent of Top Form, which consent shall not unreasonably be withheld, take any action of the type described in clauses (c) through (n) of Section 4.06.

     7.04 IMPLEMENTATION OF REPRESENTATIONS AND WARRANTIES. Such persons shall use all reasonable efforts to render accurate as of the Closing Date their representations and warranties contained in this Agreement, and shall refrain from taking any action which would render inaccurate as of the Closing Date any of such representations or warranties.

     7.05 COMMUNICATIONS. Between the date hereof and the Closing Date, such persons shall furnish no communication to the public with respect to the transactions contemplated by this Agreement without the prior approval of Top Form as to the content thereof, which approval of Top Form as to the content thereof, which approval shall not unreasonably be withheld by Top Form.

     7.06 OTHER NEGOTIATIONS. Between the date hereof and the Closing Date of the termination of this Agreement, whichever shall first occur, such persons will disclose to Top Form all bona fide inquiries from other persons, firms or corporations concerning the possible acquisition of TrueVision Albuquerque (by consolidation, merger, sale or exchange of assets, sale of stock or otherwise) or equity securities of TrueVision Albuquerque; and neither TrueVision Albuquerque nor the Shareholder will solicit an acquisition of TrueVision Albuquerque by another person, firm or corporation, whether by consolidation, merger or purchase or sale of business or assets or by the sale or exchange of stock, nor will TrueVision Albuquerque solicit the sale of any of its capital stock or other equity securities to any other person, firm or corporation. Nothing contained in this Section shall be construed as limiting the rights of the Board of Directors of TrueVision Albuquerque to discharge their fiduciary responsibilities in response to unsolicited offers from third parties.

     7.07 COOPERATION. The Shareholder shall cooperate, and will use its best efforts to have the other present officers, directors and employees of TrueVision Albuquerque cooperate, with Top Form, at its request, on and after the Closing Date and without further consideration, in endeavoring to effect the collection of accounts or notes receivable owing to TrueVision Albuquerque at the Closing Date, and, at Top Form's expense, in furnishing information, evidence, testimony and other assistance in connection with any actions, proceedings, arrangements or disputes relating to adjustment of federal income or any other taxes of TrueVision Albuquerque for all periods prior to the Closing Date and in connection with any other actions, proceedings, arrangements or disputes whatsoever involving TrueVision Albuquerque and based upon contracts, arrangements or acts which were in effect or occurred on or prior to the Closing Date.

                                 ARTICLE VIII.

                             COVENANTS OF TOP FORM

     Top Form hereby covenants:

     8.01 IMPLEMENTATION OF REPRESENTATIONS AND WARRANTIES. Top Form shall use all reasonable efforts to render accurate as of the Closing Date its representations and warranties contained in this Agreement, and shall refrain from taking any action which would render inaccurate as of the Closing Date any of such representations or warranties.

     8.02 COMMUNICATIONS. Between the date hereof and the Closing Date (except to the extent required by state or federal securities laws), Top Form shall furnish no communication to the public with respect to the transactions contemplated by this Agreement without the prior approval of TrueVision Albuquerque as to the content thereof, which approval shall not unreasonably be withheld by TrueVision Albuquerque.

     8.03 REGISTRATION OF TOP FORM COMMON. Top Form will use its best efforts to file and maintain an effective Registration Statement with the SEC and applicable state securities commissions covering the resale of up to twenty percent (20%) of the Top Form Common to be received by the Shareholder pursuant to Section 1.02 hereof as soon as practicable after the Closing Date. Filing and maintaining such registration with the SEC and applicable state securities commissions shall be subject to approval by any managing underwriter that Top Form may engage with respect to the offering and sale of any of its securities in any underwritten public offering.

     8.04 ADDITIONAL SEC DOCUMENTS. Top Form shall furnish to TrueVision Albuquerque and the Shareholder copies of all documents, if any, (other than preliminary material and documents which describe this Agreement and the transactions contemplated hereby) that Top Form files with the SEC from the date hereof through the Closing Date.

                                  ARTICLE IX.

                            SECURITIES LAW MATTERS

     9.01 SECURITIES ACT EXEMPTIONS. The Top Form Common to be issued pursuant to this Agreement shall not be registered under the Securities Act, in reliance upon exemptions from such registration contained in Sections 3(a)(10) and/or Section 4(2) of the Securities Act.

     9.02 STOCK RESTRICTIONS. The certificates representing the shares of Top Form Common issued pursuant to this Agreement shall bear a restrictive legend in substantially the following form (and appropriate stock transfer orders shall be placed against the transfer thereof):

        "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE 'ACT'). THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT UNDER THE CIRCUMSTANCES SPECIFIED BY A SHAREHOLDER'S AGREEMENT, A COPY OF WHICH MAY BE OBTAINED FROM THE SECRETARY OF THE CORPORATION."

     9.03 OTHER SECURITIES QUALIFICATIONS. Top Form shall prepare and file with appropriate state securities or "Blue Sky" authorities, all applications for qualification or approval (or notices required to perfect exemptions from such compliance) as may be required in connection with the issuance of the Top Form Common to the Shareholder as contemplated by this Agreement.

     9.04 REPRESENTATIONS OF TOP FORM. Top Form represents and warrants to the Shareholder that it is acquiring the TrueVision Albuquerque Stock for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, and without any present intention of selling the same; provided, however, that any disposition thereof will at all times be within its control.

     9.05 LEGEND RESTRICTIONS. It is understood that the certificates representing the TrueVision Albuquerque Stock purchased hereunder shall be endorsed with a legend restricting transfer as necessary to conform to the requirements of the Securities Act.

                                  ARTICLE I.

                 CONDITIONS TO OBLIGATIONS OF THE SHAREHOLDER

     The obligations of the Shareholder under this Agreement are, at the option of the Shareholder, subject to the satisfaction at or prior to the Closing of the following conditions:

     10.01 ACCURACY OF REPRESENTATIONS AND WARRANTIES. All of the representations and warranties made by Top Form in this Agreement shall be true in all material respects as of the Closing Date with the same force and effect as though such representations and warranties had been made as of the Cosing Date, except for changes contemplated by the Agreement, and Top Form shall have delivered to TrueVision Albuquerque and the Shareholder a certificate to such effect dated the Closing Date and signed by its President and Chief Executive Officer.

     10.02 FULFILLMENT OF COVENANTS. All of the terms, covenants and conditions of this Agreement to be complied with and performed by Top Form at or before the Closing Date shall have been duly complied with and performed, and Top Form shall have delivered to TrueVision Albuquerque and the Shareholder a certificate to such effect dated the Closing Date and signed by its President and Chief Executive Officer.

     10.03 APPROVAL OF SALE. All authorizations, consents and approvals of all federal, state and local governmental agencies and authorities required to be obtained in order to permit consummation of the transactions contemplated by this Agreement shall have been obtained.

     10.04 NO LITIGATION. There shall be no litigation pending which has been brought for the purpose of enjoining any transaction contemplated by this Agreement or which would have the effect, if successful, of imposing a material liability upon TrueVision Albuquerque the Shareholder because of such transaction.

                                  ARTICLE XI.

                     CONDITIONS TO OBLIGATIONS OF TOP FORM

     The obligations of Top Form under this Agreement are, at the option of Top Form, subject to the satisfaction at or prior to the Closing of the following conditions:

     11.01 ACCURACY OF REPRESENTATIONS AND WARRANTIES. All of the representations and warranties made by TrueVision Albuquerque and the Shareholder in this Agreement shall be true in all material respects as of the Closing Date with the same force and effect as though such representations and warranties had been made as of the Closing Date, except for changes contemplated by this Agreement, and TrueVision Albuquerque shall have delivered to Top

Form a certificate to such effect dated the Closing Date and signed by its President and Chief Executive Officer.

     11.02 FULFILLMENT OF COVENANTS. All of the terms, covenants and conditions of this Agreement to be complied with and performed by TrueVision Albuquerque or the Shareholder at or before the Closing Date shall have been duly complied with and performed, and TrueVision Albuquerque shall each have delivered to Top Form a certificate to such effect dated the Closing Date and signed by its President and Chief Executive Officer.

     11.03 APPROVAL OF SALE. All authorizations, consents and approvals of all federal, state and local governmental agencies and authorities required to be obtained in order to permit consummation of the transactions contemplated by this Agreement shall have been obtained.

     11.04 CONSENTS OBTAINED. TrueVision Albuquerque and the Shareholder shall have delivered to Top Form the written consent or approval of each person or organization whose consent or approval shall be required in order to permit them to consummate the transactions contemplated hereby or in order to avoid any breach or termination of any agreement to which they are a party.

     11.05 NO LITIGATION. There shall be no litigation pending which has been brought for the purpose of enjoining any transaction contemplated by this Agreement or which would have the effect, if successful, of imposing a material liability upon Top Form, or any of its officers or directors because of such transaction.

     11.06 ACCOUNTANT'S REVIEW. Top Form shall have received from Zapken, Loeb, Libock and Company, LLP a letter to the effect that on the basis of their "acquisition review" of TrueVision Albuquerque, not constituting a full audit, nothing has come to their attention which has caused them to believe that the accounts or balances to which they applied their procedures should be adjusted.

     11.07 ACCOUNTING TREATMENT. Top Form shall have received from Zapken, Loeb, Libock and Company, LLP, a written analysis stating that the business combination resulting from the consummation of the transactions contemplated by this Agreement may be accounted for on a pooling of interests basis in accordance with generally accepted accounting principles and in accordance with all rules, regulations and policies of the SEC.

     11.08 TOP FORM REVIEW. There shall not have come to the attention of Top Form, as a result of any investigation performed pursuant to Section 6.01 hereof, any information, not previously disclosed to Top Form, which is likely to materially and adversely affect the business, property or operations of TrueVision Albuquerque following the Closing Date.

     11.09 RESIGNATION OF DIRECTORS. All persons serving as directors of TrueVision Albuquerque shall have tendered their resignations to be effective as of the Closing Date.

     11.10 SALE OF TRUEVISION ALBUQUERQUE STOCK. Not less then eighty-four percent (84%) of the shares of TrueVision Albuquerque Stock outstanding as of the Closing Date shall have been tendered by the Shareholder for purchase by Top Form hereunder.

                                 ARTICLE XII.

             SURVIVAL OF REPRESENTATIONS WARRANTIES AND COVENANTS

     The representations, warranties and covenants of the parties contained in this Agreement or in any certificate or instrument delivered pursuant hereto shall survive the Closing hereunder.

                                 ARTICLE XIII.

                              PAYMENT OF EXPENSES

     13.01 EXPENSES. Except as provided herein, the parties shall each pay their own legal and accounting fees and other out-of-pocket expenses incurred incident to the preparation and carrying out of this Agreement and the transactions herein contemplated, whether or not such transactions are consummated; provided however, in the event that the Shareholder, TrueVision Albuquerque or TrueVision, or any of them, shall fail to consummate the transactions contemplated by this Agreement, for reasons other than a material breach by Top Form of the the terms of this Agreement, TrueVision Albuquerque shall pay to Top Form as a "break-up" fee all actual accounting and legal expenses incurred by Top Form up to a maximum of $15,000. In the event that such transactions are consummated, the reasonable legal and accounting fees and other expenses of TrueVision Albuquerque shall be borne by Top Form following the Closing. All other expenses shall be deemed to be expenses of the Shareholder, and the Shareholder, jointly and severally, shall assume and be responsible for the payment thereof.

     13.02 BROKERS. Each of the parties represents that it has dealt with no broker or finder in connection with any of the transactions contemplated by this Agreement and, insofar as it knows, no broker or other person is entitled to any commission or finder's fee in connection with any such transaction. Each party agrees to indemnify and hold the other parties harmless against any loss, liability, damage, claim or expense incurred by reason of any brokerage commission or finder's fee alleged to be payable because of any act, omission or statement of the indemnifying party.

                                 ARTICLE XIV.

                              GENERAL PROVISIONS

     14.01 NOTICES. Any notice, request, instruction or other document to be given hereunder by a party to any other party shall be in writing and effective when delivered personally or sent by certified mail with return receipt requested, postage prepaid, as follows:

              To Top Form:
                   Topform, Inc.
                   3107 West Colorado Ave.
                   Suite 128
                   Colorado Springs, CO 80904
                                  Attn:  Will Noyes, President

              To TrueVision:
                   TrueVision Laser Center of Albuquerque, Inc.
                   1720 Louisiana NE, Suite 100
                   Albuquerque, NM 87110
                                  Attn:  John Homan, President

              To Shareholder:
                   TrueVision Laser Centers, Inc.
                   PO Box 1529
                   San Diego, CA 92101

or to such other addresses or other persons as may be designated in writing by any of the parties, by notice given as aforesaid.

     14.02 HEADINGS. The headings of the several sections of this Agreement are inserted for the convenience of reference only and are not intended to affect the meaning or interpretation of this Agreement.

     14.03 COUNTERPARTS. This Agreement may be executed in one or more counterparts, and when so executed each counterpart shall be deemed to be an original, and said counterparts together shall constitute one and the same instrument.

     14.04 ASSIGNMENT. None of the parties may assign or transfer any rights or obligations under this Agreement.

     14.05 WAIVER. Any party hereto may, by written notice to the others: (i) waive any of the conditions to its obligations hereunder or extend the time for the performance of any of the obligations or actions of the others; (ii) waive any inaccuracies in the representations of the others contained in this Agreement or in any documents delivered pursuant to this Agreement;
(iii) waive compliance with any of the covenants of the others contained in this Agreement; or (iv) waive or modify performance of any of the obligations of the others. No action taken pursuant to this Agreement, including without limitation any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, condition or agreement contained herein. Waiver of the breach of any one or more provisions of this Agreement shall not be deemed or construed to be a waiver of other breaches or subsequent breaches of the same provisions.

     14.06 ENTIRE AGREEMENT. This Agreement, including the schedules and exhibits hereto, constitutes the entire agreement between the parties pertaining to the subject matter contained herein and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by the party sought to be bound.

     14.07 GOOD FAITH. Each of the parties hereto agree that it or they shall act in good faith in an attempt to cause all the conditions precedent to their respective obligations hereunder to be satisfied.

     14.08 APPLICABLE LAW. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Nevada.

     14.09 SEVERABILITY. Should any provision of this Agreement be determined to be invalid, it shall be severed from this Agreement and the remaining provisions of the Agreement shall remain in full force and effect.

     Witness the due execution of this Agreement by the parties hereto as of the date first set forth above.

                                                 TOP FORM, INC.


                                                 By /s/ William J. Noyes
                                                   ---------------------------
                                                   Title: President


                                                 TRUEVISION LASER CENTERS
                                                 OF ALBUQUERQUE, INC.


                                                 By /s/ John Homan
                                                   ---------------------------
                                                   Title: President and CEO


                                                 SHAREHOLDER:

                                                 TRUEVISION LASER CENTERS, INC.

                                                 By /s/ [ILLEGIBLE]
                                                   ---------------------------
                                                   Title: President and CEO



                            SCHEDULE OF ATTACHMENTS


        Section

        Exhibit/Schedule                    Title

        1.02                          Top Form Warrants

        1.03                          Consulting Agreement

        4.0                           TrueVision Albuquerque Schedule